UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2012

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV		89052
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 835-6300

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2012, Spectrum Pharmaceuticals, Inc. (the “Company”) issued a press release, which, among other matters, sets forth our results of operations for the quarter ended June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2012, the Board of Directors of the Company, pursuant to the authority conferred on it by Section 7 of Article VII of the Company’s Amended and Restated Bylaws (the “Original Bylaws”), approved an amendment and restatement of the Company’s bylaws effective August 8, 2012 (the “Amended Bylaws”). The Amended Bylaws clarify that the Company may issue and transact in uncertificated shares of its capital stock, whereas the Original Bylaws did not address the issue. Additionally, the Amended Bylaws require a stockholder who desires to bring business before an annual meeting of stockholders, or who desires to nominate one or more persons for election as a director of the Company at an annual meeting, to provide at least 90 and no more than 120 days’ notice prior to the one year anniversary of the preceding year’s meeting, in contrast to the 60 to 90 day periods contained in the Original Bylaws, in each case subject to limited exceptions, and also to provide certain additional information about the stockholder, the stockholder’s direct and indirect interests in the Company’s capital stock, including both voting and pecuniary rights, the nature of the business proposed to be conducted at the meeting, and the person or persons to be nominated to be elected as directors of the Company, as applicable. With respect to the nomination of directors at a special meeting, the Amended Bylaws provide for notice no earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (i) the 90th day prior to such special meeting or (ii) the 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure was made, in contrast to the 90 and 60 day thresholds contained in the Original Bylaws. Further, the Amended Bylaws permit the Board of Directors, Chairman of the Board or Chief Executive Officer to postpone or reschedule any previously scheduled special meeting, which action was not addressed in the Original Bylaws. Finally, the Amended Bylaws require that certain legal actions or proceedings shall only be brought in the Court of Chancery of the State of Delaware, whereas the Original Bylaws did not address the issue.

The foregoing description of the revised terms of the Amended Bylaws is qualified in its entirety by the full text of the Amended Bylaws, which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

3.2	Form of Second Amended and Restated Bylaws of the Company.

99.1	Press Release dated August 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2012

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Brett L. Scott
Brett L. Scott
Senior Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Form of Second Amended and Restated Bylaws of the Company.

99.1	Press Release dated August 8, 2012.